Exhibit 10.24

VENUS CONCEPT INC.

2019 INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE AND STOCK OPTION AGREEMENT

Venus Concept Inc. (the “Company”), pursuant to its 2019 Incentive Award Plan (the “Plan”), hereby grants to the participant set forth below (“Participant”), an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice and the Stock Option Agreement.

Grantee’s Name and Address:	%%FIRST_NAME%-% %%LAST_NAME%-%
%%ADDRESS_LINE_1%-%
%%CITY%-%, %%STATE%-% %%ZIPCODE%-%

Award Number	%%OPTION_NUMBER%-%

Date of Award	%%OPTION_DATE,’Month DD, YYYY’%-%

Vesting Commencement Date	%%VEST_BASE_DATE,’Month DD, YYYY’%-%

Exercise Price per Share	%%OPTION_PRICE ,’$999,999,999.99’%-%

Total Number of Shares Subject to the Option (the “Shares”), subject to adjustment as provided in Section 14.2 of the Plan	%%TOTAL_SHARES_GRANTED ,’999,999,999’%-%

Total Exercise Price	%%TOTAL_OPTION_PRICE,’$999,999,999.99’%-%

Type of Option:	%%OPTION_TYPE_LONG%-%

Expiration Date:	%%EXPIRE_DATE_PERIOD1, ’Month DD, YYYY’%-%%-%

Post-Termination Exercise Period:	Three (3) Months, subject to Section 2.3(b) of the Option Agreement

US_ACTIVE-150354394.2

Vesting Schedule:

1/48 of the unvested Shares subject to the Option shall vest on each of the forty-eight (48) monthly anniversaries of the Vesting Commencement Date thereafter.

For purposes of the foregoing schedule, any fractional share for any monthly anniversary shall be rounded down to the next whole share, except for the last monthly anniversary set forth above which shall include the balance of unvested Shares subject to the Option.  The foregoing vesting schedule is subject to the Change in Control provisions of Section 14.2 of the Plan.

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Option.

VENUS CONCEPT INC.:	PARTICIPANT:
By: __________________	By: %%FIRST_NAME%-% %%LAST_NAME%-%

Name: Domenic Serafino Title: Chief Executive Officer	Name: %%FIRST_NAME%-% %%LAST_NAME%-%